Long-Term Debt (fuboTV Inc.) (10-K)	12 Months Ended
Dec. 31, 2019
fuboTV Inc. [Member]
Long-Term Debt

7. Long-Term Debt

Convertible Notes

In December 2017, the Company issued and sold $19,850 in aggregate principal amount of convertible promissory notes (the “2017 convertible notes”). The 2017 convertible notes were unsecured general obligations and were subordinated to all of the Company’s current or future senior debt. The 2017 convertible notes bore interest at a rate of 4.0% per annum, compounded annually. The 2017 convertible notes, together with accumulated accrued interest, were converted into Series D-1 preferred stock in March 2018.

On January 5, 2018 and February 26, 2018, the Company issued $3,000 and $50, respectively, in convertible promissory notes (the “2018 convertible notes”). The 2018 convertible notes were unsecured general obligations and were subordinated to all of the Company’s current or future senior debt. The 2018 convertible notes bore interest at a rate of 4.0% per annum, compounded annually. The 2018 convertible notes, together with accumulated accrued interest, were converted into Series D preferred stock in March 2018.

In February and March 2019, the Company issued and sold $16,150 in aggregate principal amount of convertible promissory notes (the “2019 convertible notes”) of which $5,000 was repaid in full in March 2019. The 2019 convertible notes bore interest at a rate of 4.0% per annum, compounded annually. The remaining 2019 convertible notes, together with accumulated interest, were converted into Series E-1 convertible preferred stock in March 2019 as part of the Series E Financing. (See note 9).

At the issuance date of the 2019 and 2018 convertible notes, the Company fair valued and bifurcated the automatic conversion features from the respective host debt instrument and recorded convertible notes derivatives of $2,120 and $574 respectively. The derivative liabilities from the 2017 convertible notes were revalued at the date of conversion to Series D preferred stock with changes in fair value recorded to changes in fair value of derivative liabilities. The resulting debt discount from the derivative liabilities were presented as a direct deduction from the carrying amount of that debt liability and were amortized to interest expense using the effective interest rate method. During the years ended December 31, 2019 and 2018, the Company incurred $102 and $3,284, respectively, of interest expense related to amortization of debt discount prior to the note conversion. During the years ended December 31, 2019 and 2018, the Company recorded a change in the fair value of derivative liability of $0 and $4,697, from the conversion of the 2019 and 2018 convertible notes to Series E-1 and D-1 preferred stock, respectively.

Senior Secured Loan

In April 2018, the Company entered into a senior secured term loan with AMC Networks Ventures, LLC (the “Term Loan”) with a principal amount of $25,000, bearing interest equal to LIBOR (London Interbank Offered Rate) plus 5.25% per annum and with scheduled principal payments beginning in 2020. The Company incurred $172 of debt issuance cost that is being amortized over the life of the Term Loan, of which the Company recognized $43 for the year ended December 31, 2019. The Term Loan grants AMC Networks Ventures, LLC first priority lien on substantially all of the Company’s assets and has priority over the Company’s convertible preferred stock. The Term Loan matures on April 6, 2023, has certain financial covenants and requires the Company to maintain a certain minimum subscriber level. The Company was in compliance with all covenants at December 31, 2019.

The scheduled principal maturities on the Term Loan for the three years subsequent to December 31, 2019 are as follows:

2020	$5,000
2021	7,500
2022	12,500
$25,000